Exhibit 99.1

                                           CONTACT:  Paul D. Baker
                                                     Comverse Technology, Inc.
                                                     170 Crossways Park Drive
                                                     Woodbury, New York 11797
                                                     (516) 677-7226


         COMVERSE TECHNOLOGY REPORTS FIRST QUARTER FISCAL 2003 RESULTS:
                             SALES OF $180,552,000,
         GAAP LOSS PER SHARE OF $0.03, PRO FORMA LOSS PER SHARE OF $0.04


WOODBURY, NY, June 3, 2003, Comverse Technology, Inc. (NASDAQ: CMVT) announced sales of $180,552,000 for the first quarter of fiscal year 2003, ended April 30, 2003, compared to sales of $211,194,000 for the first quarter of fiscal 2002, ended April 30, 2002. Net loss on a generally accepted accounting principles ("GAAP") basis for the first quarter of fiscal 2003 was $5,819,000 ($0.03 per share) compared to a net loss of $23,576,000 ($0.13 per share) for the first quarter of fiscal 2002. The GAAP results for the first quarter of fiscal 2003 include a charge of $1,043,000 relating to the write-down of investments and a gain of $2,809,000 resulting from the repurchase of $44,550,000 face value of the Company's 1.5% convertible debt, and for the first quarter of fiscal 2002 include a charge of $15,393,000 for the write-down of investments. Excluding these charges and gains, on a pro forma basis, the net loss was $7,585,000 ($0.04 per share) in the first quarter of fiscal 2003 and $8,183,000 ($0.04 per share) in the first quarter of fiscal 2002.

Kobi Alexander, Chairman and CEO of Comverse Technology, stated, "In the first quarter, we achieved sequential revenue growth in each of our three major operating units, and we once again generated positive operating cash flow. Our two telecom-focused units, Comverse, our network systems division, and Ulticom, both saw sequential sales growth, while operating in a carrier capital spending environment that continues to be very difficult. Our Verint Systems division achieved record sales and earnings, due primarily to an expansion in its activities relating to digital security and surveillance."

The Company ended the quarter with cash and cash equivalents, bank time deposits and short-term investments of $1,753,742,000, working capital of $1,729,049,000, total assets of $2,302,223,000 and stockholders' equity of $1,547,066,000.

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
COMVERSE TECHNOLOGY FIRST QUARTER RESULTS
June 3, 2003
Page Two

Financial highlights at and for the three month period ended April 30, 2003 and prior year comparisons are as follows:

-----------------------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)

Operations Data (GAAP basis, including certain net gains, net of tax, of $1,766 for the three months ended April 30, 2003, and certain net charges, net of tax, of $15,393 for the three months ended April 30, 2002.)


----------------------------------------------------------------- -----------------------------------------------------------------
                                                                                            Three Months Ended
                                                                                               (unaudited)
----------------------------------------------------------------- --------------------------------- -------------------------------
                                                                                        April 30,                        April 30,
                                                                                          2002                             2003
----------------------------------------------------------------- --------------------------------- -------------------------------
Sales                                                                                   $ 211,194                       $ 180,552
----------------------------------------------------------------- --------------------------------- -------------------------------
Cost of sales                                                                              91,777                          80,373
----------------------------------------------------------------- --------------------------------- -------------------------------
Research and development, net                                                              62,923                          54,488
----------------------------------------------------------------- --------------------------------- -------------------------------
Selling, general and administrative                                                        73,513                          62,072
----------------------------------------------------------------- --------------------------------- -------------------------------
Loss from operations                                                                      (17,019)                        (16,381)
----------------------------------------------------------------- --------------------------------- -------------------------------
Interest and other income, net                                                             (5,244)                         12,542
----------------------------------------------------------------- --------------------------------- -------------------------------
Loss before income tax provision                                                          (22,263)                         (3,839)
----------------------------------------------------------------- --------------------------------- -------------------------------
Income tax provision                                                                        1,313                           1,980
----------------------------------------------------------------- --------------------------------- -------------------------------
Net loss                                                                               $  (23,576)                       $ (5,819)
----------------------------------------------------------------- --------------------------------- -------------------------------

----------------------------------------------------------------- --------------------------------- -------------------------------
Loss per share:
----------------------------------------------------------------- --------------------------------- -------------------------------
Diluted                                                                                  $  (0.13)                        $ (0.03)
----------------------------------------------------------------- --------------------------------- -------------------------------
Basic                                                                                    $  (0.13)                        $ (0.03)
----------------------------------------------------------------- --------------------------------- -------------------------------

----------------------------------------------------------------- --------------------------------- -------------------------------
Weighted average shares:
----------------------------------------------------------------- --------------------------------- -------------------------------
Diluted                                                                                   186,569                         188,094
----------------------------------------------------------------- --------------------------------- -------------------------------
Basic                                                                                     186,569                         188,094
----------------------------------------------------------------- --------------------------------- -------------------------------


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
COMVERSE TECHNOLOGY FIRST QUARTER RESULTS
June 3, 2003
Page Three

Comverse Technology provides pro forma net income (loss) and pro forma earnings
(loss) per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The Company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget planning purposes.


------------------------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)

Operations Data (Pro forma basis, excluding certain net gains, net of tax, of
$1,766 for the three months ended April 30, 2003, and certain net charges, net of tax, of $15,393 for the three months ended April 30, 2002.)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Three Months Ended
                                                                                                  (unaudited)
------------------------------------------------------------------- --------------------------------- ------------------------------
                                                                                         April 30,                        April 30,
                                                                                            2002                             2003
------------------------------------------------------------------- --------------------------------- ------------------------------
Sales                                                                                     $ 211,194                       $ 180,552
------------------------------------------------------------------- --------------------------------- ------------------------------
Cost of sales                                                                                91,777                          80,373
------------------------------------------------------------------- --------------------------------- ------------------------------
Research and development, net                                                                62,923                          54,488
------------------------------------------------------------------- --------------------------------- ------------------------------
Selling, general and administrative                                                          73,513                          62,072
------------------------------------------------------------------- --------------------------------- ------------------------------
Loss from operations                                                                        (17,019)                        (16,381)
------------------------------------------------------------------- --------------------------------- ------------------------------
Interest and other income, net                                                               10,149                          10,776
------------------------------------------------------------------- --------------------------------- ------------------------------
Loss before income tax provision                                                             (6,870)                         (5,605)
------------------------------------------------------------------- --------------------------------- ------------------------------
Income tax provision                                                                          1,313                           1,980
------------------------------------------------------------------- --------------------------------- ------------------------------
Pro forma net loss                                                                         $ (8,183)                       $ (7,585)
------------------------------------------------------------------- --------------------------------- ------------------------------


------------------------------------------------------------------- --------------------------------- ------------------------------
Pro forma loss per share:
------------------------------------------------------------------- --------------------------------- ------------------------------
Diluted                                                                                    $  (0.04)                        $ (0.04)
------------------------------------------------------------------- --------------------------------- ------------------------------
Basic                                                                                      $  (0.04)                        $ (0.04)
------------------------------------------------------------------- --------------------------------- ------------------------------

------------------------------------------------------------------- --------------------------------- ------------------------------
Weighted average shares:
------------------------------------------------------------------- --------------------------------- ------------------------------
Diluted                                                                                     186,569                         188,094
------------------------------------------------------------------- --------------------------------- ------------------------------
Basic                                                                                       186,569                         188,094
------------------------------------------------------------------- --------------------------------- ------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Reconciliation of GAAP basis net loss to pro forma basis net loss:
------------------------------------------------------------------- --------------------------------- ------------------------------

GAAP basis net loss                                                                      $ (23,576)                       $ (5,819)
------------------------------------------------------------------- --------------------------------- ------------------------------
Adjustments:
------------------------------------------------------------------- --------------------------------- ------------------------------
Write-down of investments                                                                    15,393                           1,043
------------------------------------------------------------------- --------------------------------- ------------------------------
Gain on extinguishment of debt                                                                    -                         (2,809)
------------------------------------------------------------------- --------------------------------- ------------------------------
Pro forma basis net loss                                                                  $ (8,183)                       $ (7,585)
------------------------------------------------------------------- --------------------------------- ------------------------------


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
COMVERSE TECHNOLOGY FIRST QUARTER RESULTS
June 3, 2003
Page Four

---------------------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                 (In thousands)

 Balance Sheet Data:
------------------------------------------------------------------ --------------------------------------------------------------
ASSETS
------

------------------------------------------------------------------ ---------------------------- ---------------------------------
                                                                                January 31,                        April 30,
                                                                                   2003                               2003
                                                                                                                  (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
------------------------------------------------------------------ ---------------------------- ---------------------------------
     Cash and cash equivalents                                                    $ 1,402,783                       $ 1,418,238
------------------------------------------------------------------ ---------------------------- ---------------------------------
     Bank time deposits and short-term investments                                    406,089                           335,504
------------------------------------------------------------------ ---------------------------- ---------------------------------
     Accounts receivable, net                                                         212,953                           184,027
------------------------------------------------------------------ ---------------------------- ---------------------------------
     Inventories                                                                       40,015                            43,315
------------------------------------------------------------------ ---------------------------- ---------------------------------
     Prepaid expenses and other current assets                                         65,018                            53,285
------------------------------------------------------------------ ---------------------------- ---------------------------------
TOTAL CURRENT ASSETS                                                                2,126,858                         2,034,369
------------------------------------------------------------------ ---------------------------- ---------------------------------
PROPERTY AND EQUIPMENT, net                                                           146,380                           140,601
------------------------------------------------------------------ ---------------------------- ---------------------------------
OTHER ASSETS                                                                          130,421                           127,253
------------------------------------------------------------------ ---------------------------- ---------------------------------

------------------------------------------------------------------ ---------------------------- ---------------------------------
TOTAL ASSETS                                                                      $ 2,403,659                       $ 2,302,223
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES:
------------------------------------------------------------------ ---------------------------- ---------------------------------
     Accounts payable and accrued expenses                                          $ 260,810                         $ 249,683
------------------------------------------------------------------ ---------------------------- ---------------------------------
     Advance payments from customers                                                   53,496                            52,614
------------------------------------------------------------------ ---------------------------- ---------------------------------
     Other current liabilities                                                         46,045                             3,023
------------------------------------------------------------------ ---------------------------- ---------------------------------
TOTAL CURRENT LIABILITIES                                                             360,351                           305,320
------------------------------------------------------------------ ---------------------------- ---------------------------------
CONVERTIBLE DEBENTURES                                                                390,838                           346,288
------------------------------------------------------------------ ---------------------------- ---------------------------------
OTHER LIABILITIES                                                                      19,230                            17,807
------------------------------------------------------------------ ---------------------------- ---------------------------------
TOTAL LIABILITIES                                                                     770,419                           669,415
------------------------------------------------------------------ ---------------------------- ---------------------------------
MINORITY INTEREST                                                                      83,548                            85,742
------------------------------------------------------------------ ---------------------------- ---------------------------------
STOCKHOLDERS' EQUITY                                                                1,549,692                         1,547,066
------------------------------------------------------------------ ---------------------------- ---------------------------------
TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                                                    $ 2,403,659                       $ 2,302,223
------------------------------------------------------------------ ---------------------------- ---------------------------------


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
COMVERSE TECHNOLOGY FIRST QUARTER RESULTS
June 3, 2003
Page Five

CONFERENCE CALL INFORMATION

A conference call to discuss the company's results will be conducted Tuesday, June 3, 2003, at 5:30 pm EDT. Participants should dial 706-643-1670. A replay will be available for seven days at 706-645-9291, access code 924549. A live webcast can be accessed at cmvt.com. The webcast will be available for replay for seven days.

ABOUT COMVERSE TECHNOLOGY, INC.

Comverse Technology, Inc. (NASDAQ: CMVT) is the world's leading provider of software and systems enabling network-based multimedia enhanced communications services. More than 400 wireless and wireline telecommunications network operators, in more than 100 countries, have selected Comverse's enhanced services systems and software, which enable the provision of revenue-generating value-added services including call answering with one-touch call return, short messaging services, IP-based unified messaging (voice, fax, and email in a single mailbox), 2.5G/3G multimedia messaging (MMS), wireless instant messaging, wireless information and entertainment services, voice-controlled dialing, messaging and browsing, prepaid wireless services, and additional personal communication services. Other Comverse Technology business units include: Verint Systems (NASDAQ: VRNT), a leading provider of analytic solutions for communications interception, digital video security and surveillance, and enterprise business intelligence; and Ulticom (NASDAQ: ULCM), a leading provider of service enabling network software for wireless, wireline, and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company. For additional information, visit the Comverse Technology web site at www.cmvt.com.

Note: This release may contain forward-looking statements that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: changes in the demand for the company's products; changes in capital spending among the company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the company or its competition; risks associated with rapidly changing technology and the ability of the company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the company operates; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. These documents are available through the company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

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